OPERATIONS AND MANAGEMENT PLANS	6 Months Ended	12 Months Ended
	May 31, 2021	Nov. 30, 2020
Operations and Management Plans [Abstract]
OPERATIONS AND MANAGEMENT PLANS
2.	OPERATIONS AND MANAGEMENT PLANS

From inception to May 31, 2021, the Company had incurred a cumulative loss of $48.5 million. The Company has funded operations through the issuance of common stock, warrants, and convertible notes payable. The Company generated $22.3 million in revenue and income from operations of $1.6 million for the six months ended May 31, 2021. The Company’s future success is dependent upon its ability to continue to generate adequate revenue or raise sufficient capital, to cover its ongoing operating expenses, and also to continue to develop and be able to profitably market its products.

The rapid growth of revenues and development of the production capacity to support them have substantially improved the Company’s operations and financial condition. Sales increased by $21.0 million for the six months ended May 31, 2021, as compared to the previous period ended May 31, 2020, cash increased by $1.2 million and restricted cash has decreased by $5.5 million as of May 31, 2021 as compared to November 30, 2020. The decrease in restricted cash was due to successful efforts to reduce the sales order backlog.

Since the order backlog has been eliminated, cash generation through sales will be limited to the rate of incoming sales orders. Though growth in the rate of new sales orders is expected to continue, cash flow from operations is expected to be flat for the next several months. During this period, some loan financing may be needed to sustain adequate levels of liquidity.

On January 19, 2021, the Company entered into a $5.0 million revolving line of credit, secured by the Company’s accounts receivable and inventory, and a $1.5 million line of credit, secured by the Company’s equipment. See Note 16, “Lines of Credit” for additional information. Management projects that all cash needs will be met beyond one year from the time these financial statements are issued.

2. OPERATIONS AND MANAGEMENT PLANS

From inception to November 30, 2020, the Company had incurred a cumulative loss of $50.2 million. The Company had funded operations through the issuance of common stock, warrants, and convertible notes payable. The Company generated $16.6 million in revenue for the year ended November 30, 2020 but continues to incur a loss from operations. It still is expected to incur significant losses before the Company’s revenues sustains its operations. In addition, for the year ended November 30, 2020 the Company generated cash flows from operations of $2.5 million. The Company’s future success was dependent upon its ability to raise sufficient capital or generate adequate revenue, to cover its ongoing operating expenses, and also to continue to develop and be able to profitably market its products.

The rapid growth of revenues and development of the production capacity to support them have substantially improved the Company’s operations and financial condition during the year ended November 30, 2020. Sales increased by $15.6 million in fiscal 2020 as compared to fiscal 2019, and cash and restricted cash has increased by approximately $8.5 million. On January 19, 2021, the Company entered into a $5,000,000 revolving line of credit, secured by the Company’s accounts receivable and inventory and another $1,500,000 line of credit, secured by the Company’s equipment, with a bank. See Note 24, “Subsequent Events” for additional information. Management projects that all cash needs will be met beyond one year from the time these financial statements are issued.